Exhibit 10.10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.  THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY AN ASTERIK IN BRACKETS [*].  THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 6 TO

MATRIX COMMERCIALIZATION COLLABORATION

AGREEMENT

THIS AMENDMENT NO. 6 TO MATRIX COMMERCIALIZATION COLLABORATION AGREEMENT (this “Amendment No. 6”) is dated as of December 29, 2017 (the “Amendment No. 6 Effective Date”) by and between Musculoskeletal Transplant Foundation, Inc., a non-profit corporation formed under the laws of the District of Columbia, and having a principal place of business at 125 May Street, Suite 300, Edison, New Jersey 08837 (“MTF”), and Orthofix Holdings, Inc., a corporation organized under the laws of the State of Delaware, and having a principal place of business at 3451 Plano Parkway, Lewisville, Texas 75056 (“Orthofix”) (each individually a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Parties have entered into that certain Matrix Commercialization Collaboration Agreement dated as of July 28, 2008, as amended by that certain Amendment No. 1 to Matrix Commercialization Collaboration Agreement dated as of December 15, 2010, that certain Amendment No. 2 to Matrix Commercialization Collaboration Agreement dated as of January 9, 2012, that certain Amendment No. 3 to Matrix Commercialization Collaboration Agreement dated as of June 25, 2013, that certain Amendment No. 4 to Matrix Commercialization and Collaboration Agreement dated as of January 1, 2014, and that certain Amendment No. 5 to Matrix Commercialization and Collaboration Agreement dated as of March 10, 2016 (collectively, the “Matrix Agreement”), pursuant to which the Parties have collaborated on the commercialization of the Matrix;

WHEREAS, the Parties desire to expand and extend their relationship under the Matrix Agreement concerning the development and commercialization of an additional allogeneic cancellous bone matrix containing viable mesenchymal stem cells and/or osteoprogenitor cells (hereinafter identified as the “Matrix IV”) and conforming to the Matrix IV Specifications (as defined herein);

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Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

WHEREAS, neither Party currently makes the Matrix IV commercially available and the Parties believe that they can develop and commercialize the Matrix IV more effectively and efficiently together than on their own;

WHEREAS, to effectuate that collaboration, the Parties wish, subject to the terms and conditions of the Matrix Agreement, as amended hereby, to (a) give responsibility to (i) MTF to develop and improve the Matrix IV and (ii) provide specified funding to MTF for MTF’s development and improvement of the Matrix IV, and (b) share responsibility for contributing scientific or medical personnel, technical expertise and other resources to the development and improvement of the Matrix IV, communicating findings and discoveries to one another with respect to the Matrix IV and exchanging information related to such collaboration and (c) give exclusive responsibility, following the Matrix IV Commercialization Date (as defined herein), to (i) MTF to Process quantities of the Matrix IV using human tissue from deceased donors procured by MTF and fulfill orders for the Matrix IV solicited by Orthofix and (ii) Orthofix to exclusively market the Matrix IV; and

WHEREAS, the Parties acknowledge that, although the Development Agreement has expired by its terms, the references to the Development Agreement herein and in the Matrix Agreement are nevertheless intentional;

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the Parties agree as follows:

ARTICLE I

SUPPLEMENTAL ARRANGEMENTS AND AMENDMENTS

A. Initial Matrix IV Forecast.  Section 2.2 of the Matrix Agreement is hereby amended by inserting the following at the end thereof:

“Orthofix shall have submitted to MTF, not later than the thirty (30) days after the date on which the second Matrix IV Development Milestone has been achieved and MTF has delivered to Orthofix the Matrix IV Notice of Achievement with respect thereto, a Forecast setting forth the orders that Orthofix reasonably believes will be solicited by Orthofix during (a) the calendar quarter in which the third Matrix IV Development Milestone is achieved, which will be presented in two (2) individual, consecutive forty-five (45) day periods and (b) the three calendar quarters immediately succeeding (the “Initial Matrix IV Forecast”).  The Initial Matrix IV Forecast may be amended from time to time pursuant to the

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

terms of this Agreement and, as so amended, will be deemed incorporated into each Forecast as aforesaid pertaining to the same calendar quarters.”

B.Matrix IV Development Collaboration.  The Matrix Agreement is hereby amended by inserting the following new Article VI-C immediately following Article VI-B thereof:

“ARTICLE VI-C

MATRIX IV DEVELOPMENT COLLABORATION

6C.1 General.  MTF and Orthofix will engage in the Matrix IV Development Collaboration upon the terms and conditions set forth in this Agreement.  In furtherance of the foregoing, this Agreement will from time to time be deemed amended as hereinafter set forth to attach, respectively, the Matrix IV Specifications, the Matrix IV Release Criteria and the Matrix IV Development Plan if and to the extent determined pursuant to the provisions hereof and subject to revision if and to the extent applicable.

6C.2 MTF Obligations.  Subject to the terms and conditions of this Agreement, MTF will, during the Matrix IV Development Term, use Reasonable Commercial Efforts to develop the Matrix IV in a good scientific manner in accordance with applicable Law and the Matrix IV Development Plan so as to meet the Matrix IV Development Milestones, including, without limitation, so that the Matrix IV meets the Matrix IV Specifications and conforms to and complies with applicable Law.  In addition, MTF will, during the Matrix IV Development Term, provide consulting, medical and/or other expertise within the capability of MTF, as reasonably necessary and appropriate, in support of Orthofix’s obligations under this ARTICLE VI-C.

6C.3 Orthofix Obligations.  During the Matrix IV Development Term, Orthofix will timely disclose to MTF and provide information in Orthofix’s possession or within its control, as reasonably necessary or appropriate, for MTF to perform MTF’s obligations under this ARTICLE VI-C and will also provide consulting, medical and/or other expertise within the capability of Orthofix, as reasonably necessary and appropriate, in support of MTF’s performance of such obligations.  Orthofix may, if required, as mutually agreed by the Parties, use Reasonable Commercial Efforts to develop application tools and instruments in connection with the Matrix IV, including such application tools and instruments as may be proposed by MTF and reasonably acceptable to Orthofix, and MTF will, during the Matrix IV Development Term, provide consulting, medical and/or other expertise, in each case within the capability of MTF, as reasonably necessary or appropriate, in support of such activities.  Orthofix will be entitled to have a

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

representative present from time to time during normal business hours upon reasonable prior notice during the performance at any Facility of MTF of MTF’s development activities under this ARTICLE VI-C to monitor the performance of such activities, subject in all respects to all safety and security procedures reasonably adopted by MTF and communicated to Orthofix.

6C.4  Change Management Procedure.  Either Party may request a change to the Matrix IV Development Plan, the Matrix IV Specifications (including line extensions) or the Matrix IV Release Criteria at any time by giving a written request to the other Party.  Any change requested by MTF will describe the requested change and explain the anticipated impact of such change on MTF’s performance of its obligation to develop the Matrix IV in accordance with this Agreement, including the Matrix IV Development Milestones; and in response to any change requested by MTF, Orthofix will advise MTF, as promptly as practicable, of the anticipated impact of such change on Orthofix’s performance of its obligations hereunder.  Any change requested by Orthofix will describe the requested change and explain the anticipated impact of such change on Orthofix’s performance of its obligations in accordance with this Agreement; and in response to any change requested by Orthofix, MTF will advise Orthofix, as promptly as practicable, of the anticipated impact of such change on MTF’s performance of its obligation to develop the Matrix IV in accordance with this Agreement, including the Matrix IV Development Milestones.  No change to the Matrix IV Specifications, Matrix IV Development Plan or the Matrix IV Release Criteria will become effective unless and until approved by the Steering Committee.

6C.5  Research Funding.  Subject to Orthofix’s obligations hereunder to make payments in respect of MTF’s achievement of the Matrix IV Development Milestones, each Party will pay its own costs and expenses associated with the technical expertise, scientific personnel, facilities, equipment, materials and other resources it provides in performing its obligations under this ARTICLE VI-C.

6C.6  Project Managers; Progress Reports; Steering Committee.  Each Party will appoint and maintain during the Matrix IV Development Term a project manager who will be primarily responsible to the other Party for all communications relating to the performance of the appointing Party’s obligations under this ARTICLE VI-C (“Matrix IV Project Manager”).  At each meeting of the Steering Committee during the Matrix IV Development Term, each Party will provide the other Party a report on the performance of its obligations under this ARTICLE VI-C so as to enable the Steering Committee to evaluate the progress of the Matrix IV Development Collaboration and the work performed in relation to the Matrix IV Development Plan.  In addition to its authority set forth in Section 3.3 hereof, the Steering Committee is authorized to take the

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

following actions: (i) review and evaluate data and progress of the activities under the Matrix IV Development Plan; subject to the terms and provisions of this Agreement, resolve any issues and questions that may arise with respect to the Matrix IV Development Plan or the Matrix IV Development Collaboration; (ii) ensure open communication between the Parties as related to the Matrix IV Development Collaboration and as provided under this Agreement; (iii) determine the initial Matrix IV Specifications (based on the requirements in Attachment 1 hereto) and approve any changes thereto (including any line extensions), and determine the initial Matrix IV Development Plan and the initial Matrix IV Release Criteria, and approve any changes thereto, in accordance with the change management procedures set forth in Section 6C.4 of this Agreement; and (v) manage and supervise the activities of the Parties under the Matrix IV Development Plan and the Matrix IV Development Collaboration.

6C.7 Milestone Payments.  Orthofix will make the following one-time, non-refundable payments to MTF upon the completion of the applicable milestones described below (each a “Matrix IV Development Milestone” and collectively the “Matrix IV Development Milestones”) as confirmed by Orthofix pursuant to the procedures set forth in Section 6C.8.  The payment amount for each Matrix IV Development Milestone is paid only once.

Development Milestones
No.	Description	Payment Amount
1	Execution of Amendment No. 6 by MTF and Orthofix	$[*]
2	Delivery of the [*] that (a) includes the deliverable requirements set forth in Exhibit B attached hereto; and (b) reasonably indicates that the Matrix IV meets the Matrix IV Specifications.	$[*]
3	Delivery of the [*] that (a) includes the deliverable requirements set forth in Exhibit B attached hereto; and (b) reasonably indicates that the Matrix II meets the Matrix II Specifications.	$[*]

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

Development Milestones
No.	Description	Payment Amount
4

(a) Completion by MTF of the [*] that includes the deliverable requirements set forth in Exhibit B attached hereto, (b) creation by MTF of an inventory of a commercially-saleable quantity of the Matrix IV that is sufficient to satisfy Orthofix’s requirements for the Matrix IV for the first two (2) months as reflected in the Matrix IV Forecast, as may be amended pursuant to the terms of this Agreement; and (c) MTF’s demonstration that its work in process supports the ongoing release by MTF, on a [*] basis, of sufficient commercially-saleable quantities of the Matrix IV to satisfy Orthofix’s [*] requirements for the Matrix IV as reflected in the Initial Matrix IV Forecast, as may be amended pursuant to the terms of this Agreement.

$[*]

6C.8  Matrix IV Milestone Determination Procedures.

(a)Payment Obligations.  MTF will, in each case, provide to Orthofix written notice (the “Matrix IV Notice of Achievement”) in the event it has achieved a Matrix IV Development Milestone (other than the first Matrix IV Development Milestone, which shall be deemed achieved upon execution and delivery of Amendment No. 6 by both Parties; and it being acknowledged and agreed that the Matrix IV Notice of Achievement with respect to the third and fourth Matrix IV Development Milestone may not be provided unless and until MTF has achieved the second and third Matrix IV Development Milestone, respectively, and provided to Orthofix the Matrix IV Notice of Achievement with respect thereto).  Subject to the foregoing, as soon as reasonably practicable following the date of the Matrix IV Notice of Achievement of each Matrix IV Development Milestone and in any event within ten (10) business days after the date of the Matrix IV Notice of Achievement of any such Matrix IV Development Milestone, Orthofix will pay to MTF the applicable payment amount for such Matrix IV Development Milestone set forth in Section 6C.7; provided, however, that each such payment shall be subject to Orthofix’s confirmation, as hereinafter set forth, that the Matrix IV Development Milestone covered by such Matrix IV Notice of Achievement has been achieved and in no event with Orthofix be liable for, and MTF will not be entitled to, the applicable payment amount for any Matrix IV Development Milestone that is not achieved.  The payment amounts for each Matrix IV Development Milestone

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

do not include expenses that MTF may incur, which are necessary for MTF to meet production capacity and related to capital equipment for MTF’s manufacturing of the Matrix IV in accordance with the Initial Matrix IV Forecast.  In the event any such expenses are anticipated by MTF, the Parties may agree to amend the applicable payment amounts to take into account such reasonable expenses that are actually and directly incurred by MTF.

(b)Standards for Confirmation.  Orthofix shall have the right to withhold payment due in respect of a Matrix IV Notice of Achievement covering the second and third Matrix IV Development Milestones solely in the event that (i) MTF has not provided a Notice of Achievement with respect to the applicable Matrix Development Milestone thereto, or (ii) the initial Matrix IV Specifications for the applicable Matrix IV Development Milestone have not been determined by the Steering Committee or otherwise pursuant to ARTICLE XIX, or (iii) the data contained in the Matrix IV [*] or the [*], as applicable, does not include all the deliverable requirements set forth in Exhibit B attached hereto or otherwise fails reasonably to indicate that the Matrix IV meets the Matrix IV Specifications.  Orthofix shall have the right to withhold payment due in respect of a Matrix IV Notice of Achievement covering the fourth Matrix IV Development Milestone solely in the event that (x) MTF has not provided a Notice of Achievement with respect thereto or with respect to the second or third Matrix IV Development Milestones, (y) the [*] does not include all the deliverable requirements set forth in Exhibit B attached hereto or otherwise fails reasonably to indicate that the Matrix IV meets the Matrix Specifications, or (z) the results of a physical inventory of the Matrix IV and inspection of MTF’s books and records related to the production of the Matrix IV fail to reasonably demonstrate the existence of the required amount of inventory and work in process and the capacity to support ongoing release of the Matrix IV, as previously mutually agreed upon.

(c)Changes to Matrix IV Development Milestone Payment Amounts.  Upon the completion and confirmation of any Matrix IV Development Milestone, MTF may reasonably request a change to the applicable payment amount for a future Matrix IV Development Milestone (if any) in the event that MTF anticipates that it will be required to incur additional expenses in order to achieve such future Matrix IV Development Milestone that were not anticipated by the Parties in the original cost estimate.  Any such change requested by MTF will be submitted to Orthofix in writing, will describe the requested change and explain the reasons for such change.  No such change to the applicable payment amount for a future Matrix IV Development Milestone shall apply unless mutually agreed by the Parties in writing.

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

(d)Cancellation by Orthofix.  Orthofix may cancel the Matrix IV Development Collaboration at any time, for any reason in Orthofix’s sole discretion.  In the event of any such cancellation by Orthofix, Orthofix shall be responsible to pay to MTF (i) the applicable payment amount for such Matrix IV Development Milestone for which MTF has provided Orthofix the Matrix IV Notice of Achievement and such Matrix IV Development Milestone has been confirmed in accordance with the terms of this ARTICLE 6C.8; and (ii) any early termination liability actually incurred by MTF to Third Parties as of the effective date of the cancellation for any non-cancellable obligations undertaken by MTF in furtherance of the applicable Matrix IV Development Milestone which are in excess of the applicable payment amount for the Matrix IV Development Milestone.

(e)Cancellation by MTF.  MTF may cancel the Matrix IV Development Collaboration upon thirty (30) days’ written notice to Orthofix, in the event that Orthofix fails to pay MTF the applicable payment amount for a Matrix IV Development Milestone pursuant to Section 6C.8, and Orthofix fails to cure such non-payment within thirty (30) days’ of receipt of such written notice.

(f)Dispute Resolution.  If Orthofix disagrees with MTF’s claim regarding the achievement of a Matrix IV Development Milestone as set forth in a Matrix IV Notice of Achievement, then Orthofix will refer the dispute to the Steering Committee as promptly as practicable and, in any event, prior to the date on which payment relating thereto is due, and will provide the Steering Committee with an explanation of the basis for Orthofix’s determination that the applicable Matrix IV Development Milestone was not achieved on the date claimed by MTF.  The Steering Committee will meet as promptly as practicable to resolve the dispute.  If the Steering Committee has not resolved the dispute within ten (10) business days after referral of the dispute by Orthofix, the dispute will be resolved in accordance with ARTICLE XIX.  In the event of any determination by the Steering Committee pursuant to ARTICLE XIX that a Matrix IV Development Milestone has not been achieved as set forth in a Matrix IV Notice of Achievement, MTF shall thereafter deliver to Orthofix a new Matrix IV Notice of Achievement in the event it has achieved such Development Milestone.”

C.Ownership of Fourth Phase Developed Technology.  Sections 7.2(a) and 7.2(b) of the Matrix Agreement shall not apply with respect to the Fourth Phase Developed Technology.  With respect to any Fourth Phase Developed Technology only, MTF shall own any and all Fourth Phase Developed Technology (subject to its express license grants to Orthofix set forth herein).  In furtherance of the foregoing Orthofix hereby assigns and agrees to assign to MTF, all right, title and interest, if any, Orthofix may have in all Fourth Phase Developed Technology, including all intellectual property rights therein, whether developed solely by MTF

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

or its employees, agents or subcontractors, or whether developed jointly by the Parties, their employees, agents, or subcontractors under this Agreement.  Orthofix will, upon request by MTF, execute specific assignments and take any action necessary to enable MTF to secure its interest in the Fourth Phase Developed Technology or any component thereof.  Notwithstanding the foregoing, during the Term, MTF shall not supply, distribute, or license the Matrix IV to or on behalf of any Third Party other than through Orthofix in accordance with the terms of the Agreement unless Orthofix declines to commercialize and promote the Matrix IV and provides written notice to MTF of such decision by Orthofix.

(a)

Exclusive License Grant.  Without limiting the foregoing sentence in Article I.C above, MTF hereby grants to Orthofix, an exclusive, irrevocable, worldwide, royalty-free license, with the right to sublicense, for the Term, under the Fourth Phase Developed Technology, to market, sell, and offer to sell the Matrix IV.

(b)

Non-Exclusive License Grant.  In addition, MTF hereby grants to Orthofix, (x) a non-exclusive, worldwide, royalty-free license, together with the right to sublicense, during the Term, under such Fourth Phase Developed Technology, to exercise any of Orthofix’s privileges and to perform any of Orthofix’s obligations under the Matrix Agreement in connection with the Collaboration, and to perform any of MTF’s obligations under the Matrix Agreement in the event that MTF fails to fulfill its obligations under the Matrix Agreement and (y) a non-exclusive, perpetual, irrevocable, worldwide, royalty-free license, together with the right to sublicense, under such Fourth Phase Developed Technology to make, use, sell, offer to sell and import bone-growth allograft products containing viable allogeneic stem cells derived from cadavers, which grant will be exercised by Orthofix only on and after any expiration of the Matrix Agreement or any termination of the Matrix Agreement (I) pursuant to Section 13.4 of the Matrix Agreement or (II) by Orthofix pursuant to Section 13.2 of the Matrix Agreement and a determination in a final non-appealable decision by a court of competent jurisdiction that MTF has committed, and failed to cure within the permitted cure period, a material breach or material default under the Matrix Agreement.

D.Prosecution of Fourth Phase Developed Technology.  Fourth Phase Developed Technology will be treated as Existing MTF Technology, rather than Developed Technology for purposes of Section 7.4(c) of the Matrix Agreement.

E.Representations and Warranties of MTF.  The first paragraph of Article VIII of the Matrix Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

“Except for the representations and warranties in Section 8.7(a), Section 8.7 (b), Section 8.7(c) and Section 8.8, each of which will be given for the entire Term, MTF hereby represents and warrants to Orthofix as of the Effective Date, and again as of the Amendment No. 2 Effective Date and again as of the Amendment No. 3 Effective Date, and again as of the Amendment No 6. Effective Date, as follows:”

F.Representations and Warranties of Orthofix.  The first paragraph of Article IX of the Matrix Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“Orthofix hereby represents and warrants to MTF as of the Effective Date, and again as of the Amendment No. 2 Effective Date, and again as of the Amendment 3 Effective Date, and again as of the Amendment 6 Effective Date, as follows:”

G. Specifications.  Section 10.1 of the Matrix Agreement is hereby amended by inserting the following after the last sentence thereof:

“The Matrix IV Specifications and the Matrix IV Release Criteria shall be added to Exhibits C and D, respectively, upon approval by the Steering Committee, and each of the foregoing may be subsequently amended in accordance with Section 6C.4 (if prior to the Matrix IV Commercialization Date) or in accordance with Section 10.4 (in all other cases).”

H. Term.  The Parties hereby agree to extend the term of the Matrix Agreement as set forth in Section 13.1 of the Matrix Agreement by a period of two (2) years until July 28, 2027.

I.Infringement Claims. (i) Section 14.1 of the Matrix Agreement is hereby amended by deleting Sub-paragraph (i) thereunder and inserting the following in lieu thereof:

“(i) the provisions of clause (d) immediately preceding shall not extend to, and Orthofix shall have no obligations to MTF under clause (d) immediately preceding with respect to, any Matrix II Infringement Claim, any Matrix III Infringement Claim, or any Matrix IV Infringement Claim; and”

(ii) Section 14.2 of the Matrix Agreement is hereby amended by deleting “and” immediately before clause (e) and inserting the following at the end thereof immediately prior to the period:

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

“and (f) any Matrix IV Infringement Claim; provided, however, that (i) in the event of a Matrix IV Infringement Claim or a reasonable determination by MTF that a Matrix IV Infringement Claim is likely to be initiated, MTF will have the right to direct Orthofix, by written notice, to cease marketing the Matrix IV during the period beginning upon Orthofix’s receipt of such notice and continuing until Orthofix’s receipt of written notice from MTF that the Matrix IV Infringement Claim has been satisfactorily resolved in MTF’s reasonable determination or is no longer expected to be initiated (the “Matrix IV Cessation Period”), (ii) MTF will have no obligation to indemnify or hold harmless Orthofix or any other Person otherwise indemnified hereunder from or against any Damages attributable to any development or marketing of the Matrix IV during the Matrix IV Cessation Period, and (iii) the foregoing obligation in (f) shall not be construed to limit Orthofix’s indemnification obligation with respect to Matrix I pursuant to Section 14.1(d).  ”

J.Reimbursement of Shipping Expenses.  The Parties agree that, from and after the Amendment No. 6 Effective Date, Orthofix shall reimburse MTF up to Two Hundred Thousand Dollars ($200,000) annually, for the actual, documented, out-of-pocket expenses incurred by MTF that arise solely and directly from MTF’s shipment, courier services, storage, fulfillment, and other logistics with respect to orders of the Matrix that originate from the western seaboard of the U.S. from Washington to California. MTF shall provide, with any request for reimbursement under this Section K, documentation that is consistent with industry standards and reasonably sufficient for Orthofix to verify the amount and nature of the expenses incurred.

K.Non-Accountable R&D Charge.  The Parties agree that, from and after the Amendment No. 6 Effective Date, instead of the non-accountable annual charge of One Hundred Thousand Dollars paid to MTF pursuant to Amendment No. 4 to the Matrix Agreement, Orthofix shall be obligated to pay to MTF a non-accountable annual charge of Two Hundred Thousand Dollars ($200,000), to be used by MTF, in its sole discretion, to fund research and development activities by MTF with respect to bone growth allograft products containing viable allogeneic stem cells derived from cadavers (the “R&D Charge”).  Any and all products, technologies and discoveries, other than the Matrix, developed or discovered as a result of such activities shall constitute “Product Concepts” subject to Section 6.2(a) of the Matrix Agreement, and shall be subject to the right of first offer, right of first refusal and other terms and conditions set forth in Section 6.2 of the Matrix Agreement.  As requested by the Steering Committee from time to time, MTF shall provide a summary of and reasonable documentation regarding the activities conducted by MTF pursuant to this Paragraph K and the results of such activities.  Accordingly, contemporaneously with the Effective Date of this Amendment No. 6 and thereafter at the beginning of each calendar quarter during the Term of the Matrix Agreement, MTF shall submit

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

to Orthofix an invoice for a quarterly payment of Fifty Thousand Dollars ($50,000), and Orthofix shall pay such amount to MTF within forty-five (45) days after receipt of such invoice.  In the event Orthofix fails timely to pay any such amounts, MTF may, in addition to any other remedies available to it, assess interest at a rate of one percent (1%) per month on all such unpaid amounts.  In the event that MTF has not been able to achieve a Matrix IV Development Milestone due to technical challenges after using commercially reasonable efforts to do so and provided that MTF is without fault in causing such failure or delay in achieving such Matrix IV Development Milestone, MTF may submit a written request to Orthofix to request an increase in the R&D Charge.  The written request shall include a detailed review of MTF’s progress with respect to such Matrix IV Development Milestone and any increase in the R&D Charge shall be mutually agreed by the Parties in writing.

L.Definitions.  (a) Addendum 1 of the Matrix Agreement is hereby amended by inserting the following definitions in appropriate alphabetical sequence, respectively:

“Amendment No. 6” means that certain Amendment No. 6 to Matrix Commercialization Collaboration Agreement dated December 29, 2017 entered into by the Parties.

“Amendment No. 2 Effective Date” has the meaning set forth in Amendment No. 6

“Fourth Phase Developed Technology” means all Technology, Inventions, Know-How arising during the Matrix IV Development Term under or in connection with the activities of the Parties pursuant to the Matrix IV Development Plan under ARTICLE VI-C hereof, and all Improvements after the beginning of the Matrix IV Development Term and during the remainder of the Term with respect thereto, including without limitation, all Patents relating to the foregoing.

“Initial Matrix IV Forecast” has the meaning set forth in Section 2.2

“Matrix IV” means the version of Trinity ELITE allograft [*] conforming to the Matrix IV Specifications.

“Matrix IV Cessation Period” has the meaning set forth in Section 14.2.

“Matrix IV Commercialization Date” means the date of completion of the last Matrix IV Development Milestone pursuant to the Matrix IV Development Plan.

“Matrix IV Development Collaboration” means the development of the Matrix IV undertaken by the Parties pursuant to the terms and conditions of ARTICLE VI-C of this Agreement.

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

“Matrix IV Development Milestones” has the meaning set forth in Section 6C.7.

“Matrix IV Development Plan” means the plan for development of the Matrix IV initially determined by the Steering Committee, as subsequently amended from time to time in accordance with the procedures set forth in this Agreement.

“Matrix IV Development Term” means the period commencing on the Amendment No. 6 Effective Date and continuing under the completion of the last Matrix IV Development Milestone.

“Matrix IV Infringement Claim” means any Third Party claim that the exploitation of the Matrix IV Subject Intellectual Property in the development, Processing, supply or distribution under this Agreement and for purposes of the Collaboration of the Matrix IV in accordance with the Matrix IV Specifications violates the intellectual property rights of a Third Party and/or infringes the valid claim of an existing Patent of a Third Party; it being understood that a Third Party Claim regarding the development, Processing, supply or distribution of the Matrix IV independent of the Collaboration shall not be within the definition of Matrix IV Infringement Claim.

“Matrix IV Project Manager” has the meaning set forth in Section 6C.6.

“Matrix IV Release Criteria” means the procedures and release criteria for verification that each Lot of the Matrix IV complies with the Matrix IV Specifications to be determined initially by the Steering Committee and set forth in Exhibit D attached hereto, as subsequently amended from time to time in accordance with the procedures set forth in this Agreement.

“Matrix IV Specifications” means the specifications from the Matrix IV to be initially determined by the Steering Committee (based on the specifications set forth in Exhibit A to Amendment No. 6) and set forth in Exhibit C attached hereto, as subsequently amended from time to time in accordance with the procedures set forth in this Agreement.

“Matrix IV Subject Intellectual Property” means any intellectual property exploited, in any manner, directly or indirectly, in whole or in part, in connection with the Matrix IV and not also exploited in any manner directly or indirectly, in whole or in part, in connection with the Matrix I, Matrix II, or Matrix III.

“Notice of Achievement” has the meaning set forth in Section 6C.8(a).

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

(b)Addendum 1 of the Matrix Agreement is further amended by deleting the definitions of “Collaboration,” “Developed Technology,” “Existing MTF Technology,” “Existing Orthofix Technology,” “Matrix,” and “Minimum Service Fee” and inserting the following in lieu thereof respectively:

“Collaboration” means the Processing and Commercialization of the Matrix pursuant to the terms and conditions of this Agreement, and except for purposes of Section 2.7, the Matrix II Development Collaboration, the Matrix III Development Collaboration, and the Matrix IV Development Collaboration.

“Developed Technology” means the First Phase Developed Technology, the Second Phase Developed Technology, the Third Phase Developed Technology, and the Fourth Phase Developed Technology.

“Existing MTF Technology” means (a) for all purposes of this Agreement other than Section 7.1(a)(ii), such Technology, Inventions and Know-How Controlled by MTF (x) in existence as of the date of this Agreement (including without limitation, all Patents), in each case solely insofar as necessary or useful for making, using, selling, offering to sell and importing the Matrix and (y) in existence as of the beginning of the Matrix IV Development Term (including, without limitation, all Patents, but excluding First Phase Developed Technology, Second Phase Developed Technology, and Third Phase Developed Technology), in each case solely insofar as necessary or useful for making, using, selling, offering to sell and importing the Matrix, and (b) solely for purposes of Section 7.1(a)(ii), such Technology, Inventions and Know-How Controlled by MTF (x) in existence as of the Effective Date (including, without limitation, all Patents), in each case solely insofar as necessary for making, using, selling, offering to sell and importing the Matrix and (y) in existence as of the beginning of the Matrix IV Development Term (including, without limitation, all Patents, but excluding First Phase Developed Technology, Second Phase Developed Technology and Third Phase Developed Technology), in each case solely insofar as necessary for making, using, selling, offering to sell and importing the Matrix.

“Existing Orthofix Technology” means (a) for all purposes of this Agreement other than Section 7.1(b)(ii), such Technology, Inventions and Know-How Controlled by Orthofix (x) in existence as of the date of this Agreement (including without limitation, all Patents), in each case solely insofar as necessary or useful for making, using, selling, offering to sell and importing the Matrix and (y) in existence as of the beginning of the Matrix IV Development Term (including without limitation, all Patents, but excluding First Phase Developed Technology, Second Phase Developed Technology, and Third

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

Phase Developed Technology), in each case solely insofar as necessary or useful for making, using, selling, offering to sell and importing the Matrix, and (b) solely for purposes of Section 7.1(b)(ii), such Technology, Inventions and Know-How Controlled by Orthofix (x) in existence as of the Effective Date (including, without limitation, all Patents), in each case solely insofar as necessary for making, using, selling, offering to sell and importing the Matrix and (y) in existence as of the beginning of the Matrix IV Development Term (including, without limitation, all Patents, but excluding First Phase Developed Technology, Second Phase Developed Technology and Third Phase Developed Technology), in each case solely insofar as necessary for making, using, selling, offering to sell and importing the Matrix.

“Matrix” means the Matrix I, Matrix II, Matrix III and the Matrix IV, and each of them; provided, however, that, prior to the Matrix IV Commercialization Date, each reference to “Matrix” under ARTICLE II (except for Section 2.9), IV, V, X and XII, and under Section 7.3, the proviso under Section 17.1 and under Section 17.3, means the Matrix I, the Matrix II, and the Matrix III.

“Minimum Service Fee” means $[*] per cc of the Matrix I, $[*] per cc of the Matrix II, $[*] per cc of the Matrix III, and $[*] per cc of the Matrix IV.

“Release Criteria” means the Matrix I Release Criteria, the Matrix II Release Criteria, the Matrix III Release Criteria and the Matrix IV Release Criteria, as the case may be; provided, however, that, prior to the Matrix IV Commercialization Date, each reference to “Release Criteria” under ARTICLE X means the Matrix I Release Criteria, the Matrix II Release Criteria and the Matrix III Release Criteria.

“Specifications” means the Matrix I Specifications, the Matrix II Specifications, the Matrix III Specifications and the Matrix IV Specifications, as the case may be; provided, however, that, prior to the Matrix IV Commercialization Date, each reference to “Specifications under ARTICLE X means the Matrix I Specifications, the Matrix II Specifications and the Matrix III Specifications.

(c) Addendum 1 of the Matrix Agreement is further amended by adding the phrase “development of the Matrix IV and the” immediately following the phrase “development of the Matrix III” contained under the definition of “Reasonable Commercial Efforts.”

ARTICLE II

MISCELLANEOUS

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

A. The Parties each hereby acknowledge and agree that, by entering into this Amendment No. 6, they have satisfied any obligations under Section 6.2 of the Matrix Agreement with respect to the Matrix IV as a Product Concept thereunder.  In addition, and without limiting any provision of Article IX of the Matrix Agreement, as amended hereby, Orthofix hereby represents, warrants, and confirms to MTF that it has complied with the provisions of the NuVasive License (as defined in the Matrix Agreement), including without limitation, Section 3.2 thereof, with respect to this Agreement.

B.Except as amended hereby, the Matrix Agreement shall remain in full force and effect.

C.This Amendment No. 6 may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 6 to be executed and delivered as of the date first written above.

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

MUSCULOSKELETAL TRANSPLANT FOUNDATION, INC.		ORTHOFIX HOLDINGS, INC.
By	/s/ Michael J. Kawas	By	/s/ Bradley R. Mason
Name	Michael J. Kawas	Name	Bradley R. Mason
Title	EVP / CFO	Title	President & Chief Executive Officer
Date	December 29, 2017	Date	December 29, 2017

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

Exhibit A: Matrix IV Project [*] Requirements

1.	Allogeneic cancellous bone matrix containing viable cancellous [*]

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.10

Exhibit B: Matrix IV Project Milestone Deliverables

[*]

[*]

Certain confidential information contained in this document, marked with an asterisk in brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.